UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)      December 21, 2006 (December 18, 2006)
Commercial Metals Company

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd.
Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release dated December 21, 2006 - Financial results for first quarter
Press Release dated December 18, 2006 - Increase in the dividend rate of 50%
Press Release dated December 18, 2006 - Purchase of a new wire rolling line
Press Release dated December 20, 2006 - Building of mill in Phoenix area

Item 2.02 Results of Operations and Financial Condition.
     On December 21, 2006, the Company issued a press release (the “Press Release”) announcing its financial results for the first quarter. A copy of the Press Release is attached hereto as Exhibit 99.1. The Press Release is incorporated by reference into this Item 2.02, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.
     The Press Release contains “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In the Press Release, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States.
     The information in this Item 2.02 of Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 7.01 Regulation FD Disclosure.
Announcement of Increase of Cash Dividend by 50%
     On December 18, 2006, the Company issued a press release (the “Dividend Press Release”) announcing that the board of directors of the Company has declared the regular quarterly cash dividend at the new rate of 9 cents per share, an increase of 50% over the prior rate of 6 cents per share. This intent to increase the cash dividend to the new rate at the time of the declaration of the next dividend had previously been announced November 7. The new rate is effective with the dividend to be paid January 25, 2007 to shareholders of record January 5, 2007. A copy of the Dividend Press Release is attached hereto as Exhibit 99.2. The Dividend Press Release is incorporated by reference into this Item 7.01, and the foregoing description of the Dividend Press Release is qualified in its entirety by reference to the exhibit.
Announcement of Purchase of a New Wire Rolling Line
     On December 18, 2006, the Company issued a press release (the “Poland Press Release”) announcing that the Company’s long product mill located in Zawiercie, Poland, has purchased a new wire rolling line that will augment the production of its current bar mill. The wire rod block and reducing sizing mill will be purchased from Morgan Construction Company adding state-of-the-art technology for wire rod production. The line will consist of a four stand reduction mill and ten stand wire rod block capable of producing product from 5 to 25 millimeter diameter at up to 150 tons per hour. Installation should take approximately eighteen months with an expected investment of $40,000,000. A copy of the Poland Press Release is attached hereto as Exhibit 99.3. The Poland Press Release is incorporated by reference into this Item 7.01, and the foregoing description of the Poland Press Release is qualified in its entirety by reference to the exhibit.
Announcement of Building of Innovative Steel Micro Mill in Phoenix Area
     On December 20, 2006, the Company issued a press release (the “Micro Mill Press Release), announcing plans to construct a steel manufacturing facility, a “Micro Mill,” in the greater Phoenix, Arizona area. The Micro Mill is a “continuous continuous” design where metal flows uninterrupted from melting to casting to rolling. It is more compact than existing, larger capacity steel minimills taking advantage of both lower initial capital construction costs and ongoing operating efficiencies by focusing on cost-effective production of a limited product range. It is anticipated that the project will cost approximately $130 million with production anticipated to commence in early 2009, contingent upon the successful completion of site, regulatory, environmental and permitting issues. The Micro Mill, when completed, will be a “focused factory” designed to produce primarily reinforcing bar. It will have an estimated capacity of 280,000 tons per year and will create approximately 110 new jobs for the area. A copy of the Micro Mill Press Release is attached hereto as Exhibit 99.4. The Micro Mill Press Release is incorporated by reference into this Item 7.01, and the foregoing description of the Micro Mill Press Release is qualified in its entirety by reference to the exhibit.
     The information in this Item 7.01 of Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
The following exhibits are furnished with this Form 8-K.
99.1	Press Release dated December 21, 2006 related to the Company’s financial results for the first quarter.

99.2	Press Release dated December 18, 2006 related to the declaration of the 9 cents per share cash dividend representing an increase in the dividend rate of 50%.

99.3	Press Release dated December 18, 2006 related to the purchase of a new wire rolling line for the Company’s Polish mill.

99.4	Press Release dated December 20, 2006 related to the building of an innovative steel micro mill in the Phoenix Area.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: December 21, 2006	By:	/s/ William B. Larson

	Name:	William B. Larson
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 21, 2006 related to the Company’s financial results for the first quarter.

99.2	Press Release dated December 18, 2006 related to the declaration of the 9 cents per share cash dividend representing an increase in the dividend rate of 50%.

99.3	Press Release dated December 18, 2006 related to the purchase of a new wire rolling line for the Company’s Polish mill.

99.4	Press Release dated December 20, 2006 related to the building of an innovative steel micro mill in the Phoenix Area.